UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): May 28, 2014

SAPIENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-28074	04-3130648
(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

(617) 621-0200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of, and voting results for, each matter voted on by Sapient Corporation’s (the “Company”) stockholders at the 2014 Annual Meeting of Stockholders, which was held on May 28, 2014:

Proposal One – Election of Directors

Each of the Company’s ten director nominees were elected to serve on the Company’s Board of Directors until its 2014 Annual Meeting of Stockholders, as follows:

Director	For	Against	Abstain	Broker Non-Votes
James M. Benson	126,519,153	593,022	58,433	8,904,691
Jerry A. Greenberg	125,333,122	1,813,066	24,420	8,904,691
Alan J. Herrick	124,073,422	2,723,440	373,746	8,904,691
Silvia Lagnado	126,457,560	674,247	38,801	8,904,691
J. Stuart Moore	127,046,097	95,788	28,723	8,904,691
Robert L. Rosen	109,343,983	17,403,247	423,378	8,904,691
Eva M. Sage-Gavin	127,095,606	18,615	56,387	8,904,691
Ashok Shah	126,862,609	281,451	26,548	8,904,691
Vijay Singal	109,345,790	17,405,047	419,771	8,904,691
Curtis R. Welling	125,820,146	963,386	387,076	8,904,691

Proposal Two – Ratification of Independent Registered Public Accounting Firm

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2014 was ratified, as follows:

For	Against	Abstain
128,674,633	7,010,025	390,641

Proposal Three – Stockholder Advisory Vote to approve Executive Compensation:

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
122,644,243	4,437,292	89,073	8,904,691

Item 8.01	Other Events.

Stockholder proposals for the Company’s 2015 annual meeting of stockholders must be submitted as follows:

Our stockholders may submit a proposal to be considered for a vote at our 2015 Annual Meeting. If you wish to submit a proposal for consideration, you should adhere to the following procedures as prescribed in our Bylaws or Rule 14a-8 under the Exchange Act (“Rule 14a-8”).

To submit a proposal under Rule 14a-8 for inclusion in our 2015 proxy statement and consideration at our 2015 Annual Meeting, you must deliver a proposal made pursuant to Rule 14a-8 to our Secretary at the Company’s headquarters no later than December 26, 2014. Please refer to Rule 14a-8 for the requirements that apply to these proposals. Any proposals received after this date will be considered untimely under Rule 14a-8.

In addition, a stockholder may bring business before the annual meeting or may submit nominations for directors, if the stockholder complies with the requirements set forth in Article 1, Sections 1.10 (Nomination of Directors) or 1.11 (Notice of Business at Annual Meeting), as applicable, of our Bylaws. Any such request must be made, in writing, to our Secretary no earlier than February 27, 2015 and no later than March 29, 2015. In the event we call the annual meeting for a date that is not within 25 days before or after the one year anniversary of the date of our 2014 annual meeting, your request must be received no later than the close of business on the 10th day (or if such day is not a business day, the close of business on the preceding business day) following the date on which such notice was mailed or public disclosure was made, whichever occurs first.

This disclosure corrects a nonsubstantive administrative error in the Company’s 2014 proxy statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2014	SAPIENT CORPORATION
(Registrant)

/s/ Joseph A. LaSala, Jr.
Joseph A. LaSala, Jr.
Senior Vice President, General Counsel and Secretary